                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       Form 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 1996
                                                         -----------------


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (Exact name of registrant as specified in its charter)
                    (Originator of the Yamaha Motor Master Trust)


       DELAWARE                    33-72806, 33-94784          33-0592719
       --------                    ------------------          ----------
(State or other Jurisdictio         (Commission File        (I.R.S. Employer
    Of Incorporation)                    Numbers)           Identification No .)


                                 6555 Katella Avenue
                                  Cypress, CA  90630
                       (Address of principal executive offices)
                       ----------------------------------------

         Registrant's telephone number, including area code:  (714) 761-7500



                                     Page 1 of  4
                           Exhibit Index appears on Page 4

Item 5.  OTHER EVENTS

         Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the NOVEMBER 15, 1996 Distribution Date for the Collection Period ending OCTOBER 31, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                                     (Registrant)


Dated:  NOVEMBER 15, 1996                   By:  /s/ HIROSHI TANAKA
                                                 ------------------
                                            Name: Hiroshi Tanaka
                                            Title: Secretary and Treasurer

                                  INDEX TO EXHIBITS


                                                      SEQUENTIALLY
EXHIBIT                                                NUMBERED
NUMBER                       EXHIBIT                    PAGE
------                       -------                    ----

5.1                Monthly Servicer's Certificate
                   With respect to the NOVEMBER 15,
                   1996 Distribution Date for the
                   Collection Period ending OCTOBER
                   31, 1996.